Exhibit 99.2


       SELECTED COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL DATA

      The following unaudited pro forma financial information gives effect to the acquisition of FSP Willow Bend Office Center Corp., FSP Innsbrook Corp., FSP 380 Interlocken Corp., FSP Blue Lagoon Drive Corp., and FSP Eldridge Green Corp. (collectively, the "Target REITs") by five wholly-owned acquisition subsidiaries of FSP Corp., which was consummated on April 30, 2006.

      The unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. and the Target REITs. The pro forma consolidated balance sheets have been presented as if the mergers occurred as of March 31, 2006. The pro forma consolidated statements of income for the three months ended March 31, 2006 and the consolidated pro forma statements of cash flow for the three months ended March 31, 2006 are presented as if the mergers occurred at the beginning of the period presented.

      Certain balances in the Target REIT financial statements have been reclassified to conform to FSP Corp.'s presentation.

      The unaudited pro forma financial information has been derived from the consolidated financial statements of FSP Corp. and the Target REITs and should be read in conjunction with those financial statements and the accompanying notes. For FSP Corp., please refer to its quarterly report on Form 10-Q for the quarter ended March 31, 2006.

      The unaudited pro forma consolidated financial statement data are not necessarily indicative of what the combined company's actual financial position or results of operations of the combined companies would have been as of the date or for the period indicated, nor do they purport to represent the combined company's financial position or results of operations of the combined companies as of or for any future period.

                        Franklin Street Properties Corp.
            Combining Condensed Consolidated Pro Forma Balance Sheets
                                 March 31, 2006
                                   (Unaudited)

                                                                Historical
                                                 Historical       Target       Pro Forma
(in thousands)                                   FSP Corp.       REITs(i)     Adjustments        Pro Forma
------------------------------------------------------------------------------------------------------------

Assets:
Real estate assets, net                           $ 538,915      $ 159,835     $ 48,223(c)(d1)   $ 746,973
Acquired real estate leases, net                     28,108          4,183       14,348(d2)         46,639
Investment in non-consolidated REITs                  4,966             --       (4,090)(d3)           876
Assets held for syndication                          51,416             --           --             51,416
Assets held for sale                                 43,822             --           --             43,822
Cash and cash equivalents                            33,312         16,149         (177)(c)         49,284
Restricted cash                                         465            178           --                643
Tenant rents receivable, net                          1,240            295           --              1,535
Straight line rents receivable, net                   4,972          1,800       (1,800)(l)          4,972
Prepaid expenses                                        830            136           --                966
Other assets                                          1,731            102         (783)(c)          1,050
Office computers & furniture, net                       313             --           --                313
Deferred leasing commissions, net                     2,298          1,171       (1,171)(m)          2,298
------------------------------------------------------------------------------------------------------------

Total assets                                      $ 712,388      $ 183,849     $ 54,550          $ 950,787
============================================================================================================

Liabilities and stockholders' equity:
Liabilities:
Bank note payable                                 $  41,500      $      --     $     --          $  41,500
Accounts payable and accrued expenses                11,108          3,422           --             14,530
Accrued compensation                                  1,336             --           --              1,336
Distribution payable                                     --             --        4,052(k)           4,052
Tenant security deposits                              1,369            178           --              1,547
Acquired unfavorable real estate leases, net            889             --          220(d4)          1,109
------------------------------------------------------------------------------------------------------------
Total liabilities                                    56,202          3,600        4,272             64,074
------------------------------------------------------------------------------------------------------------

Stockholders' Equity:
Preferred stock                                          --             --           --                 --
Common stock                                              6             --            1(f)               7
Additional paid in capital                          677,397        202,243       28,283(f)         907,923
Treasury stock                                      (14,008)            --           --            (14,008)
Earnings (distributions) in excess of
   accumulated earnings/distributions                (7,209)       (21,994)      21,994(n)          (7,209)
------------------------------------------------------------------------------------------------------------
Total stockholders' equity                          656,186        180,249       50,278            886,713
------------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity        $ 712,388      $ 183,849     $ 54,550          $ 950,787
============================================================================================================

                        Franklin Street Properties Corp.
         Combining Condensed Consolidated Pro Forma Statements of Income
                           For the Three Months Ended
                                 March 31, 2006
                                   (Unaudited)

                                                                Historical
                                                  Historical      Target       Pro Forma
(in thousands, except per share amounts)          FSP Corp.      REITs(j)     Adjustments      Pro Forma
---------------------------------------------------------------------------------------------------------
Revenue:
     Rental income                                 $ 24,281       $6,333      $   (450)(d5)    $ 30,164
Related party revenue:
     Syndication fees                                 1,921           --            --            1,921
     Transaction fees                                 1,939           --            --            1,939
     Management fees and interest on loans              171           --           (68)(e)          103
     Other                                               22           --            --               22
---------------------------------------------------------------------------------------------------------
Total revenue                                        28,334        6,333          (518)          34,149
---------------------------------------------------------------------------------------------------------
Expenses:
     Rental operating expenses                        4,992        1,283           (68)(e)        6,207
     Real estate taxes and insurance                  2,733          894            --            3,627
     Depreciation and amortization                    5,377        1,308           259(d6)        7,393
                                                                                   449(d7)
     Selling, general and administrative              1,805          633(b)         --            2,438
     Commissions                                      1,022           --            --            1,022
     Interest                                           594           --            --              594
---------------------------------------------------------------------------------------------------------
Total expenses                                       16,523        4,118           640           21,281
---------------------------------------------------------------------------------------------------------

Income (loss) before interest income,
     equity in earnings in non-consolidated
     REITs, taxes, discontinued operations
     and gain on sales of properties                 11,811        2,215        (1,158)          12,868
   Interest Income                                      588          184            --              772
   Equity in income of non-consolidated REITs            80           --           (52)(g)           28
   Taxes on income (a)                                  (57)          --            --              (57)
Income from discontinued operations                     717           --            --              717
---------------------------------------------------------------------------------------------------------
Net income                                         $ 13,139       $2,399      $ (1,210)        $ 14,328
=========================================================================================================

Weighted average shares outstanding,
     basic and diluted                               59,795           --        10,972(f)        70,766
---------------------------------------------------------------------------------------------------------

Income per share attributable to:
   Continuing operations                           $   0.21       $   --      $     --         $   0.19
   Discontinued operations                         $   0.01           --            --         $   0.01
---------------------------------------------------------------------------------------------------------
Basic and diluted net income per share             $   0.22       $   --      $     --         $   0.20
=========================================================================================================

                        Franklin Street Properties Corp.
       Combining Condensed Consolidated Pro Forma Statements of Cash Flow
                           For the Three Months Ended
                                 March 31, 2006
                                   (Unaudited)

                                                                          Historical
                                                           Historical       Target         Pro Forma
(in thousands)                                             FSP Corp.       REITs(o)       Adjustments            Pro Forma
-----------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
Net income                                                  $ 13,139       $  2,399       $  (1,210)             $  14,328
Adjustments to reconcile net income to net
     cash provided by operating activities:
   Depreciation and amortization expense                       5,659          1,308             708(d6,d7)           7,675
   Amortization of above market lease                          1,474            326             450(d5)              2,250
   Equity in earnings of non-consolidated REITs                 (275)            --              52(g)                (223)
   Distributions from non-consolidated REITs                     118             --             (93)(h)                 25
Changes in operating assets and liabilities:
   Restricted cash                                                (4)           (10)             --                    (14)
   Tenant rent receivables, net                                  207             13              --                    220
   Straight-line rents, net                                      200             (9)             --                    191
   Prepaid expenses and other assets, net                        210             62              --                    272
   Accounts payable, accrued expenses & other items           (1,254)          (484)             --                 (1,738)
   Accrued compensation                                         (555)            --              --                   (555)
   Tenant security deposits                                       76             10              --                     86
Payment of deferred leasing commissions                         (156)          (449)             --                   (605)
-----------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used for) operating activities          18,839          3,166             (93)                21,912
-----------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets and office computers
     and furniture, capitalized merger costs                 (25,744)            (8)           (177)(c)            (25,929)
   Acquired real estate leases                                  (951)            --              --                   (951)
   Investment in non-consolidated REITs                          (11)            --              --                    (11)
   Investment in assets held for syndication                 (51,500)            --              --                (51,500)
-----------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used for) investing activities         (78,206)            (8)           (177)               (78,391)
-----------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Distributions to stockholders                             (18,536)        (4,670)             93(h)             (23,113)
   Redemption of preferred shares                                 --         (1,241)             --                 (1,241)
   Proceeds from (payments to) bank note payable, net         41,500             --              --                 41,500
-----------------------------------------------------------------------------------------------------------------------------
      Net cash  provided by (used for) financing
         activities                                           22,964         (5,911)             93                 17,146
-----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents         (36,403)        (2,753)           (177)               (39,333)
Cash and cash equivalents, beginning of year                  69,715         18,902              --                 88,617
-----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                      $ 33,312       $ 16,149       $    (177)             $  49,284
=============================================================================================================================

Supplemental disclosure of cash flow information:
   Cash paid for:
     Interest                                               $    513       $     --       $      --              $     513
     Taxes on income                                        $     50       $     --       $      --              $      50
   Non-cash investing and financing activities:
     Assets acquired through issuance of common
       stock in the merger transaction, net                 $     --       $     --       $ 221,319              $ 221,319
     Accrued merger costs at period end                     $    779       $     --       $      --              $     779

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

BASIS OF PRESENTATION

      The following unaudited combining condensed consolidated pro forma financial statement presentation has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets are presented as if the mergers occurred as of March 31, 2006. The pro forma statements of income and the pro forma statements of cash flow are presented as if the mergers occurred as of the beginning of the periods presented.

      The mergers will be treated as a purchase of assets and each target REIT's assets and liabilities will be recorded on FSP Corp.'s books at their fair value as of the effective date of the mergers as determined in accordance with generally accepted accounting principles in the United States (or "GAAP"). Pursuant to the Agreement and Plan of Merger dated March 15, 2006 ("Plan of Merger"), the Company issued 10,971,697 shares of common stock of FSP Corp (or the "FSP Shares") and paid cash in lieu of issuing 582 FSP Shares, based on a share price of $20.94, as calculated on April 26, 2006 ("the Measurement Date"). For pro forma presentation, the fair value was calculated in accordance with GAAP and was measured by the issuance of approximately 10,972,000 shares at a market price of $21.01 (the "Market Price"), which resulted in total stock consideration of $230,527,000; plus FSP's Corp's basis in its investment in Blue Lagoon, which was $4,090,000 as of March 31, 2006; plus $960,000 of capitalized acquistion costs paid by FSP Corp in connection with the mergers.

      The Market Value of FSP Corp.'s common stock of $21.01 is based on a volume weighted average price (or "VWAP") as reported by Bloomberg Financial Markets, which is the average price at which the FSP Shares traded in all reported public markets, adjusted for the size of each trade. It is calculated by multiplying the size of every trade by the price, taking the sum of these values, and then dividing by the total trade volume in all reported public markets between April 24, 2006 and April 28, 2006. The trades between and including these dates represent market prices for two days before, the day of, and two days following the Measurement Date, which occurred prior to the consummation of the mergers on April 30, 2006.

      The value ascribed to the net assets of the target REITs is estimated to be $235,577,000, which includes real estate assets of $226,369,000, and net current assets of $9,208,000 including cash. Other assets, net of liabilities, are expected to be immaterial. The value allocated to the assets acquired in the mergers is preliminary and subject to the receipt of additional information, and is expected to be finalized in the second or third quarter of 2006.

PRO FORMA ADJUSTMENTS

      Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the combining condensed consolidated financial pro forma information. These assumptions are as follows:

      (a) FSP Corp. and each of the target REITs have elected to be, and are qualified as, a real estate investment trust for federal income tax purposes. Each entity has met the various required tests; therefore, no provision for federal or state income taxes has been reflected on real estate operations.

            FSP Corp. has subsidiaries which are not in the business of real estate operations. Those subsidiaries are taxable as real estate investment trust subsidiaries, or TRS, and are subject to income taxes at statutory tax rates. The taxes on income shown in the pro

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

            forma statements of income are the taxes on income of the TRS. There are no material items that would cause a deferred tax asset or a deferred tax liability.

      (b) Costs of the mergers to the target REITs are estimated at $633,000 and were incurred as of March 31, 2006, and were recorded as an administrative expense.

      (c) The costs of the mergers to FSP Corp. are estimated at $960,000 and are capitalized to the assets acquired with $783,000 of the costs incurred as of March 31, 2006 and the $177,000 reflected as paid as of March 31, 2006.

      (d) The following schedule shows the merger consideration for the acquired properties and is reconciled to the purchase price of such properties.

(in thousands)                        Willow Bend     Innsbrook     380 Interlocken    Blue Lagoon     Eldridge         Total
                                      -----------     ---------     ---------------    -----------     --------         -----
Merger consideration                    $ 20,669       $ 50,167        $ 50,568          $ 55,159      $ 53,964       $ 230,527
FSP's Corp.'s Basis in Blue Lagoon                                                          4,090                         4,090(d3)
Capitalized merger costs                      84            203             205               244           224             960
Adjusted Cash Reserves                      (974)        (2,147)         (2,828)           (2,899)         (360)         (9,208)
                                      ------------------------------------------------------------------------------------------
Purchase price of properties            $ 19,779       $ 48,223        $ 47,945          $ 56,594      $ 53,828       $ 226,369
                                      ==========================================================================================

            The cost of the property held by each target REIT (including capitalized merger costs of $960,000) has been allocated to real estate assets, acquired lease origination costs and acquired favorable leases. Acquired lease origination costs represent the value associated with acquiring an in-place lease (i.e., the market cost to execute a similar lease, including leasing commission, legal, vacancy and other related costs). Acquired favorable leases represents the value associated with a lease which has a rental stream with above market rates. The value assigned to buildings, land and leases approximates their fair value.

The following schedule shows the difference between historical costs (net of accumulated depreciation and amortization) of the properties and their allocated purchase price. The purchase price of the properties is determined based upon the fair value of the assets acquired. Depreciation and amortization for the target REITs is based on a preliminary allocation of the purchase price to real estate investments and to the leases acquired. The allocation is subject to change as additional information is obtained. An increase in the allocation to acquired lease origination costs will result in an increase in amortization expense. For each $1,000,000 increase in acquired real estate leases, the related pro forma amortization expense will increase by approximately $255,000 per year.

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

                                                                                                                     Depreciation
                                                                   Allocated                         Life or       and Amortization
                                                  Historical        Purchase                       Average Life   Three Months ended
(in thousands, except years)                       Cost, net         Price         Difference        (years)        March 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

Willow Bend
------------------------------------------------
Land                                               $  2,737        $  3,800           $ 1,063             N/A          $   --
Building                                             13,265          14,907             1,642            39.0              11
Acquired real estate leases, favorable                   --              79                79             2.6               8
Acquired unfavorable real estate leases                  --            (220)             (220)            3.0             (18)
Acquired real estate leases, origination costs           --           1,213             1,213             2.3             132
                                                   --------        --------           -------                          ------
Total                                              $ 16,002        $ 19,779           $ 3,777                          $  133
                                                   ========        ========           =======                          ======

Innsbrook
------------------------------------------------
Land                                               $  3,643        $  5,000           $ 1,357             N/A          $   --
Building                                             31,394          40,199             8,805            39.0              56
Acquired real estate leases, favorable                   --             342               342            10.5               8
Acquired real estate leases, origination costs          730           2,682             1,952            10.5              46
                                                   --------        --------           -------                          ------
Total                                              $ 35,767        $ 48,223           $12,456                          $  110
                                                   ========        ========           =======                          ======

380 Interlocken
------------------------------------------------
Land                                               $  5,287        $  8,275           $ 2,988             N/A          $   --
Building                                             25,371          34,820             9,449            39.0              61
Acquired real estate leases, favorable                1,522           3,328             1,806             4.0             113
Acquired real estate leases, origination costs          290           1,522             1,232             3.5              88
                                                   --------        --------           -------                          ------
Total                                              $ 32,470        $ 47,945           $15,475                          $  262
                                                   ========        ========           =======                          ======

Blue Lagoon
------------------------------------------------
Land                                               $  5,463        $  6,350           $   887             N/A          $   --
Building                                             39,101          46,625             7,524            39.0              48
Acquired real estate leases, favorable                   --           2,394             2,394             2.4             249
Acquired real estate leases, origination costs          523           1,225               702             2.4              73
                                                   --------        --------           -------                          ------
Total                                              $ 45,087        $ 56,594           $11,507                          $  370
                                                   ========        ========           =======                          ======

Eldridge
------------------------------------------------
Land                                               $  2,356        $  3,900           $ 1,544             N/A          $   --
Building                                             31,218          44,182            12,964            39.0              83
Acquired real estate leases, favorable                   --           2,087             2,087             5.8              90
Acquired real estate leases, origination costs        1,118           3,659             2,541             5.8             110
                                                   --------        --------           -------                          ------
Total                                              $ 34,692        $ 53,828           $19,136                          $  283
                                                   ========        ========           =======                          ======

Total
------------------------------------------------
Land                                               $ 19,486        $ 27,325           $ 7,839             N/A          $   --
Building                                            140,349         180,733            40,384            39.0             259(d6)
                                                   --------        --------           -------                          ------
   Real estate assets, net                          159,835         208,058            48,223(d1)                         259

Acquired real estate leases, favorable                1,522           8,230             6,708(d2)    2.4-10.5             468(d5)
Acquired unfavorable real estate leases                  --            (220)             (220)(d4)        3.0             (18)(d5)
Acquired real estate leases, origination costs        2,661          10,301             7,640(d2)    2.4-10.5             449(d7)
                                                   --------        --------           -------                          ------
Total                                              $164,018        $226,369           $62,351                          $1,158
                                                   ========        ========           =======                          ======

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (e) Management fees of $68,000 charged by FSP Corp. to the target REITs for the three months ended March 31, 2006 have been eliminated from revenue and expenses.

      (f) Based on the assumption that the market value of the FSP common stock is $21.01, the weighted average stock price of the FSP common stock based on the stocks trading activity from April 24, 2006 to April 28, 2006 and approximately 10,972,000 shares of FSP common stock will be issued in exchange for the 2,153.25 outstanding shares of target REIT preferred stock in connection with the mergers. Stockholders' equity will be adjusted by the net difference between the assets and liabilities acquired in the merger. The following schedule shows a reconciliation detailing the adjustments to additional paid-in-capital.

                                                        FSP       Target
                                                       Corp        REIT        Total
                                                    ----------   --------    --------

       Additional paid-in-capital:
       FSP Corp:
       Total excess of Allocated Purchase
          Price over Historical Cost                  $62,351
       Less Investment in non-consolidated REIT        (4,090)
       Less Estimated Merger Costs                       (960)
                                                    ----------
                                                       57,301                  $57,301
       Adjustment to record Par Value                      (1)                      (1)

       Target REITS:
       Adjustments for:
       Straight-line rent receivables                             $(1,800)      (1,800)
       Deferred leasing commissions, net                           (1,171)      (1,171)
       Distribution payable                                        (4,052)      (4,052)
       Distributions in excess of earnings                        (21,994)     (21,994)
                                                    ----------------------------------
                                                      $57,300    $(29,017)     $28,283
                                                    ==================================

      (g) The $52,000 of equity in earnings of non-consolidated REITs for the three months ended March 31, 2006 related to FSP Corp.'s investment in Blue Lagoon has been eliminated from revenue.

      (h) The $93,000 of distributions from non-consolidated REITs for the three months ended March 31, 2006 related to FSP Corp.'s investment in Blue Lagoon has been eliminated.

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (i) The following table combines the historical balance sheets of the target REITs as of March 31, 2006. Certain amounts from the Target REITs have been reclassified to conform with FSP Corp.'s presentation.

(in thousands)
                                               Willow Bend    Innsbrook  380 Interlocken   Blue Lagoon    Eldridge       Total
                                               -----------    ---------  ---------------   -----------    --------       -----
Assets:
Land                                             $  2,737      $  3,643      $  5,287       $  5,463      $  2,356      $  19,486
Building                                           15,497        33,737        27,231         41,684        33,054        151,203
                                                 --------      --------      --------       --------      --------      ---------
Real estate investments, cost                      18,234        37,380        32,518         47,147        35,410        170,689
    Less accumulated depreciation                   2,232         2,343         1,860          2,583         1,836         10,854
                                                 --------      --------      --------       --------      --------      ---------
Real estate investments, net                       16,002        35,037        30,658         44,564        33,574        159,835

Acquired lease origination costs, net                  --           730         1,812            523         1,118          4,183
Cash and equivalents                                1,501         2,845         4,620          4,780         2,403         16,149
Restricted cash                                       129            --            49             --            --            178
Tenant rent receivable, net                            38            --           240             --            17            295
Step rent receivable, net                             486           327           242            301           444          1,800
Prepaid expenses                                       15            87            83             33            20            238
Deferred leasing commissions, net                     325           447             9             --           390          1,171
                                                 --------      --------      --------       --------      --------      ---------
         Total assets                            $ 18,496      $ 39,473      $ 37,713       $ 50,201      $ 37,966      $ 183,849
                                                 ========      ========      ========       ========      ========      =========

Liabilities and stockholders' equity:
Accounts payable and accrued expenses            $    275      $    302      $  1,121       $    765      $    959      $   3,422
Tenant security deposits                              129            --            49             --            --            178
                                                 --------      --------      --------       --------      --------      ---------
         Total liabilities                            404           302         1,170            765           959          3,600
                                                 --------      --------      --------       --------      --------      ---------

Stockholders' equity
Preferred stock                                        --            --            --             --            --             --
Common stock                                           --            --            --             --            --             --
Additional paid in capital                         18,900        43,607        44,092         55,035        40,609        202,243
Retained deficit and distributions in excess
  of earnings                                        (808)       (4,436)       (7,549)        (5,599)       (3,602)       (21,994)
                                                 --------      --------      --------       --------      --------      ---------
         Total stockholders' equity                18,092        39,171        36,543         49,436        37,007        180,249
                                                 --------      --------      --------       --------      --------      ---------

Total liabilities & stockholders' equity         $ 18,496      $ 39,473      $ 37,713       $ 50,201      $ 37,966      $ 183,849
                                                 ========      ========      ========       ========      ========      =========

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (j) The following table combines the historical operations of the target REITs for the three months ended March 31, 2006.

(in thousands)
                                      Willow Bend   Innsbrook  380 Interlocken   Blue Lagoon    Eldridge      Total
                                      -----------   ---------  ---------------   -----------    --------      -----

Revenue:
Rental                                  $    569     $  1,396     $  1,417        $  1,351      $  1,600     $  6,333
                                        --------     --------     --------        --------      --------     --------
Total revenue                                569        1,396        1,417           1,351         1,600        6,333
                                        --------     --------     --------        --------      --------     --------

Expenses:
Rental operating expenses                    206          296          438              88           255        1,283
Real estate taxes and insurance               97           90          300             164           243          894
Depreciation and amortization                168          268          237             360           275        1,308
Selling, general and administrative           74          132          134             163           130          633
                                        --------     --------     --------        --------      --------     --------
Total expenses                               545          786        1,109             775           903        4,118
                                        --------     --------     --------        --------      --------     --------

Income before interest                        24          610          308             576           697        2,215
Interest income                               12           27           53              61            31          184
                                        --------     --------     --------        --------      --------     --------
Net income                              $     36     $    637     $    361        $    637      $    728     $  2,399
                                        ========     ========     ========        ========      ========     ========

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (k) Distribution payable - The value ascribed to the net assets of the Target REITs includes real estate assets and net current assets that include cash. A final dividend was estimated to be paid to the shareholders of the target REITs, prior to the merger as of the date of the pro forma balance sheet for the target REITs, and is shown in the following table. The actual final dividend will consider earnings through March 31, 2006, cash available for distribution and other factors and may differ.

              (in thousands)
              380 Interlocken                $  994
              Blue Lagoon                     1,149
              Eldridge                        1,121
              Innsbrook                         483
              Willow Bend                       305
                                            -------
                  Total                      $4,052
                                            =======

      (l) The cumulative unbilled straight-line rents of the target REITs will be eliminated at acquisition.

      (m) The cumulative net deferred leasing costs of the target REITs will be eliminated at acquisition.

      (n) The cumulative deficit of the target REITs will be eliminated at acquisition.

                        FRANKLIN STREET PROPERTIES CORP.
    NOTES TO COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (o) The following table combines the historical cash flows for the target REITs for the three months ended March 31, 2006. Certain amounts from the Target REITs have been reclassified to conform with FSP Corp.'s presentation.

                                                      Willow                     380          Blue
(in thousands)                                         Bend      Innsbrook   Interlocken     Lagoon     Eldridge       Total
                                                       ----      ---------   -----------     ------     --------       -----

Cash flows from operating activities:
    Net income                                       $    36      $   637      $   361      $   637      $   728      $ 2,399

   Adjustments to reconcile net income to
      net cash provided by operating activities:
       Depreciation and amortization expense             168          268          237          360          275        1,308
       Amortization of above market lease                 --           --          326           --           --          326
   Changes in operating assets and liabilities:
       Restricted cash                                    --           --          (10)          --           --          (10)
       Tenant rent receivables, net                        9           --            2           --            2           13
       Straight-line rents, net                           23          (17)           5            3          (23)          (9)
       Prepaid expenses and other assets, net              8           22           21            8            3           62
       Accounts payable and accrued expenses            (158)        (344)        (188)         263          (57)        (484)
       Tenant security deposits                           --           --           10           --           --           10
   Payment of deferred leasing commissions                --         (447)          (2)          --           --         (449)
                                                     -------      -------      -------      -------      -------      -------

      Net cash provided by operating activities           86          119          762        1,271          928        3,166
                                                     -------      -------      -------      -------      -------      -------

Cash flows from investing activities:
      Purchase of real estate assets and related
         leases, office computers and furniture,
         capitalized merger costs                         --           --           (8)          --           --           (8)
                                                     -------      -------      -------      -------      -------      -------

      Net cash used for investing activities              --           --           (8)          --           --           (8)
                                                     -------      -------      -------      -------      -------      -------

Cash flows from financing activities:
      Distributions to stockholders                     (303)        (934)      (1,168)      (1,132)      (1,133)      (4,670)
      Redemption of preferred shares                      --           --           --           --       (1,241)      (1,241)
                                                     -------      -------      -------      -------      -------      -------

      Net cash used for financing activities            (303)        (934)      (1,168)      (1,132)      (2,374)      (5,911)
                                                     -------      -------      -------      -------      -------      -------

Net (decrease) increase in cash and cash
   equivalents                                          (217)        (815)        (414)         139       (1,446)      (2,753)
Cash and cash equivalents, beginning of period         1,718        3,660        5,034        4,641        3,849       18,902
                                                     -------      -------      -------      -------      -------      -------

Cash and cash equivalents, end of period             $ 1,501      $ 2,845      $ 4,620      $ 4,780      $ 2,403      $16,149
                                                     =======      =======      =======      =======      =======      =======

                           COMPARATIVE PER SHARE DATA

      The following tables present on a per share basis:

      (a) Basic and diluted net income per share, book value per share, and dividends per share declared for FSP Corp. and each of the target REITs on a historical basis.

      (b) Consolidated pro forma basic and diluted net income per share, book value per share and dividends per share for FSP Corp. This table shows the effect of the mergers from the perspective of an owner of one share of FSP common stock.

      (c) Equivalent pro forma basic and diluted net income per share, equivalent pro forma book value per share and equivalent pro forma dividends per share for each of the target REITs. This table shows the effect of the mergers from the perspective of an owner of one share of stock of a Target REIT. The consolidated pro forma data are multiplied by the number of shares of FSP common stock issuable in exchange for each share of target stock, also known as the exchange ratio, as shown in the following table:

      Target REIT                            Exchange Ratio
      -----------                            --------------
      Willow Bend                               4,775.55
      Innsbrook                                 5,026.89
      380 Interlocken                           5,014.33
      Blue Lagoon                               4,775.55
      Eldridge                                  5,804.53

      The pro forma financial data and equivalent pro forma data are unaudited and are not necessarily indicative of the operating results that would have been achieved had the mergers occurred as of the beginning of the period and should not be construed as representative of future operations.

      FSP Corp. calculates historical book value per share by dividing stockholders' equity by the number of shares of common stock (or preferred stock, in the case of the target REITs) outstanding at the end of each period.

      FSP Corp. calculates consolidated pro forma net income per share data for FSP Corp. as if the mergers occurred on January 1, 2006 and resulted in weighted average shares of 70,766,000 for the three months ended March 31, 2006, based on the assumption that the market value of the FSP common stock is $21.01, the weighted average stock price of the FSP common stock based on the stocks trading activity from April 24, 2006 to April 28, 2006 and approximately 10,972,000 shares of FSP common stock are issued in exchange for the 2,153.25 outstanding shares of target REIT preferred stock in connection with the mergers.

      FSP Corp. calculates consolidated pro forma book value per share data for FSP Corp. as if the mergers occurred on March 31,2006 and resulted in an ending number of shares of 70,766,000, based on the assumption that the market value of the FSP common stock is $21.01, the weighted average stock price of the FSP common stock based on the stocks trading activity from April 24, 2006 to April 28, 2006 and approximately 10,972,000 shares of FSP common stock are issued in exchange for the 2,153.25 outstanding shares of target REIT preferred stock in connection with the mergers.

      FSP Corp. calculates consolidated pro forma dividends per share by adding the total dividends paid by FSP Corp. plus dividends paid by the target REITs and dividing this sum by 70,766,000 shares, based on the assumption that FSP issued approximately 10,972,000 of common stock in exchange for the 2,153.25 outstanding shares of target REIT preferred stock in connection with the mergers as shown in the following table:

                                          For the three months ended
       (in thousands)                           March 31, 2006
       -------------------------------------------------------------

       FSP Corp.                                  $18,536
       Willow Bend                                    303
       Innsbrook                                      934
       380 Interlocken                              1,168
       Blue Lagoon                                  1,132
       Eldridge                                     1,133
                                                  -------

           Total                                  $23,206
                                                  =======


      FSP Corp. calculates equivalent pro forma net income per share for each target REIT by multiplying the consolidated pro forma net income per share by the exchange ratio.

      FSP Corp. calculates equivalent pro forma book value per share for each target REIT by multiplying the consolidated pro forma book value per share by the exchange ratio.

      FSP Corp. calculates equivalent pro forma dividends per share for each target REIT by multiplying the consolidated pro forma dividends per share by the exchange ratio.

      For the purposes of the consolidated pro forma net income per share and book value per share data, FSP Corp.'s historical financial data have been consolidated with the target REITs' financial data.

                        Franklin Street Properties Corp.
                           Comparative Per Share Data
                      As of and for the three months ended

                                 March 31, 2006
                                   (unaudited)

                                                       Pro forma      Pro forma
                                        Historical    Consolidated    Equivalent
                                        ----------------------------------------

Net income (loss) per share
  basic and diluted
     FSP Corp.                            $  0.22        $  0.20       $    --

     Willow Bend                              175             --           955
     Innsbroook                             1,341             --         1,005
     380 Interlocken                          752             --         1,003
     Blue Lagoon                            1,063             --           955
     Eldridge                               1,618             --         1,161

Book value per share
     FSP Corp.                            $ 10.97        $ 12.53       $    --

     Willow Bend                           87,825             --        59,838
     Innsbroook                            82,465             --        62,987
     380 Interlocken                       76,131             --        62,830
     Blue Lagoon                           82,531             --        59,838
     Eldridge                              83,632             --        72,731

Dividends declared per share
     FSP Corp.                            $  0.31        $  0.33       $    --

     Willow Bend                            1,471             --         1,576
     Innsbroook                             1,966             --         1,659
     380 Interlocken                        2,433             --         1,655
     Blue Lagoon                            1,890             --         1,576
     Eldridge                               2,504             --         1,915